UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

Scholar Rock Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street 3rd Floor
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 259-3860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2026, Scholar Rock Holding Corporation’s (the “Company”) wholly owned subsidiary Scholar Rock Inc. (“Scholar Rock”) entered into an asset purchase agreement (the “PRV Asset Purchase Agreement”) with BioNTech US Inc. (“Buyer”) pursuant to which Scholar Rock agreed to sell a Rare Pediatric Disease Priority Review Voucher (“PRV”) to Buyer. Scholar Rock was awarded the voucher by the U.S. Food and Drug Administration (“FDA”) on September 11, 2026, upon approval of Scholar Rock’s biologics license application for ISEMBYLD™ (apitegromab-mstn). Pursuant to the PRV Asset Purchase Agreement, Buyer agreed to pay Scholar Rock $205 million, payable in cash, upon the closing of the sale.

The PRV Asset Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions subject to certain limitations. The transaction remains subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The foregoing description of the PRV Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the PRV Asset Purchase Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2026.

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2026, Scholar Rock Holding Corporation (the “Company”) issued a press release announcing its financial and operating results for the quarter ended September 30, 2026. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The Company will utilize slides during its conference call scheduled for 8:00 am ET on November 10, 2026 to announce its financial and operating results for the fiscal quarter ended September 30, 2026 and to provide a business update. A copy of the slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01 as if fully set forth herein.

The information set forth in the immediately preceding paragraph in this Current Report on Form 8-K and Exhibit 99.2 attached hereto are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on November 10, 2026, furnished hereto.
99.2	Scholar Rock Holding Corporation Corporate Presentation dated November 10, 2026, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: November 10, 2026	By:	/s/ Junlin Ho
Junlin Ho
General Counsel and Corporate Secretary